                                Exhibit 23(e)(1)


                  Underwriting Agreement (Schedule I) Amendment

                                   SCHEDULE I
                             UNDERWRITING AGREEMENT
         TRANSAMERICA IDEX MUTUAL FUNDS AND AFSG SECURITIES CORPORATION

The following series and classes of shares are offered effective as of October 27, 2006:

TA IDEX ALLIANCEBERNSTEIN                                                                 TA IDEX ASSET ALLOCATION - CONSERVATIVE
INTERNATIONAL VALUE                      TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE                    PORTFOLIO
-------------------------                --------------------------------------------   ------------------------------------------
Class I                                  Class A                                        Class A
                                         Class B                                        Class B
                                         Class C                                        Class C
                                         Class I

TA IDEX ASSET ALLOCATION - GROWTH         TA IDEX ASSET ALLOCATION - MODERATE GROWTH        TA IDEX ASSET ALLOCATION - MODERATE
PORTFOLIO                                                  PORTFOLIO                                     PORTFOLIO
---------------------------------        --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C

TA IDEX BJURMAN, BARRY MICRO EMERGING         TA IDEX CLARION GLOBAL REAL ESTATE
GROWTH                                                    SECURITIES                           TA IDEX EVERGREEN HEALTHCARE
-------------------------------------    --------------------------------------------   ------------------------------------------
Class I                                  Class A                                        Class A
                                         Class B                                        Class B
                                         Class C                                        Class C
                                         Class I                                        Class I

TA IDEX EVERGREEN INTERNATIONAL SMALL
CAP                                          TA IDEX FEDERATED MARKET OPPORTUNITY           TA IDEX JPMORGAN INTERNATIONAL BOND
-------------------------------------    --------------------------------------------   ------------------------------------------
Class I                                  Class I                                        Class I

TA IDEX JPMORGAN INTERNATIONAL BOND            TA IDEX J.P. MORGAN MID CAP VALUE                  TA IDEX JENNISON GROWTH
-----------------------------------      --------------------------------------------   ------------------------------------------
Class I                                  Class I                                        Class A
                                                                                        Class B
                                                                                        Class C
                                                                                        Class I

TA IDEX MFS INTERNATIONAL EQUITY                    TA IDEX MARSICO GROWTH                 TA IDEX MARSICO INTERNATIONAL GROWTH
--------------------------------         --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class I
Class B                                  Class B
Class C                                  Class C
Class I                                  Class I

TA IDEX BLACKROCK GLOBAL ALLOCATION            TA IDEX BLACKROCK LARGE CAP VALUE          TA IDEX MULTI-MANGER INTERNATIONAL FUND
-----------------------------------      --------------------------------------------   ------------------------------------------
Class I                                  Class I                                        Class A
                                                                                        Class B
                                                                                        Class C

TA IDEX NEUBERGER BERMAN INTERNATIONAL      TA IDEX OPPENHEIMER DEVELOPING MARKETS      TA IDEX OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------   --------------------------------------------   ------------------------------------------
Class I                                  Class I                                        Class I

TA IDEX PIMCO REAL RETURN TIPS                    TA IDEX PIMCO TOTAL RETURN                 TA IDEX PROTECTED PRINCIPAL STOCK
------------------------------           --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C
Class I                                  Class I                                        Class M

TA IDEX LEGG MASON PARTNERS ALL CAP       TA IDEX LEGG MASON PARTNERS INVESTORS VALUE         TA IDEX T. ROWE PRICE SMALL CAP
-----------------------------------      --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C
Class I                                  Class I                                        Class I

TA IDEX T. ROWE PRICE TAX-EFFICIENT
GROWTH                                       TA IDEX TEMPLETON TRANSAMERICA GLOBAL             TA IDEX TRANSAMERICA BALANCED
-----------------------------------      --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C
Class I                                  Class I                                        Class I

TA IDEX CONVERTIBLE SECURITIES                    TA IDEX TRANSAMERICA EQUITY              TA IDEX TRANSAMERICA FLEXIBLE INCOME
------------------------------           --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C
Class I                                  Class I                                        Class I
                                         Class T

TA IDEX TRANSAMERICA GROWTH
OPPORTUNITIES                                TA IDEX TRANSAMERICA HIGH-YIELD BOND            TA IDEX TRANSAMERICA MONEY MARKET
---------------------------              --------------------------------------------   ------------------------------------------
Class A                                  Class A                                        Class A
Class B                                  Class B                                        Class B
Class C                                  Class C                                        Class C
Class I                                  Class I                                        Class I

TA IDEX TRANSAMERICA SCIENCE &
TECHNOLOGY                                   TA IDEX TRANSAMERICA SHORT-TERM BOND        TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
------------------------------           --------------------------------------------   ------------------------------------------
Class A                                  Class I                                        Class A
Class B                                                                                 Class B
Class C                                                                                 Class C
Class I                                                                                 Class I

TA IDEX TRANSAMERICA VALUE BALANCED               TA IDEX UBS LARGE CAP VALUE            TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
-----------------------------------      --------------------------------------------   ------------------------------------------
Class A                                  Class I                                        Class I
Class B
Class C
Class I

TA IDEX VAN KAMPEN MID-CAP GROWTH           TA IDEX VAN KAMPEN SMALL COMPANY GROWTH
---------------------------------        --------------------------------------------
Class I                                  Class I